Exhibit 10.36

March 2, 2009

Via Overnight Mail and Email

Elan Drug Delivery, Inc.

3000 Horizon Drive

King of Prussia, PA 19406

Attn:	James L. Botkin, President and Chief Executive Officer

MAP Pharmaceuticals, Inc.

2400 Bayshore Parkway, Suite 200

Mountain View, CA 94043

Attn:	Timothy S. Nelson, President and Chief Executive Officer

Re:	Third Amendment to Services Agreement

Dear Mr. Botkin and Mr. Nelson:

Reference is made to that certain Services Agreement (such agreement, as amended, the “Services Agreement”), dated 3rd February 2005, by and between Elan Drug Delivery, Inc. (“EDDI”) and MAP Pharmaceuticals, Inc. (“MAP”), as amended by that certain First Amendment thereto (such amendment, the “First Amendment”), dated 18th December 2008, by and between EDDI and MAP and, with respect to which amendment, AstraZeneca AB is a party to the extent set forth in Section 7 thereof, and as further amended by that Second Amendment thereto, dated 17 February 2009, by and between EDDI, MAP, and AstraZeneca AB.

Pursuant to Clause 10.5.1 of the Services Agreement, AstraZeneca AB and EDDI’s affiliate, Elan Pharma International Ltd. (“EPIL”), are required to negotiate the terms and conditions of the Manufacturing Agreement (as such term is used in the Services Agreement) in good faith and with such diligence as is required to execute and deliver such agreement within [***] after the First Amendment Effective Date (as defined in the First Amendment) or such other period as AstraZeneca AB and EPIL may agree in writing. Pursuant to Clause 10.5A of the Services Agreement, AstraZeneca AB and EPIL are required to [***].

AstraZeneca AB and EPIL are in the process of negotiating the terms and conditions of the manufacturing agreement and [***], and desire to amend the Services Agreement to [***].

EDDI, MAP, and AstraZeneca AB hereby agree as follows:

1. In the first sentence of Clause 10.5.1 of the Services Agreement, the phrase “within [***] after the First Amendment Effective Date, or such other period as the Negotiating Parties may agree in writing” is hereby amended to read as follows: “on or before [***], or such other date as the Negotiating Parties may agree in writing.”

[*] = Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2. The final sentence in Clause 10.5A of the Services Agreement is hereby amended to read as follows:

“EPIL and the Sublicense Counter Party shall [***] on or before [***], or such other date as the Negotiating Parties may agree in writing.”

3. This letter agreement and the rights and obligations of EDDI, MAP, and AstraZeneca AB hereunder shall be governed by and construed under the laws of the State of New York, without regard to its choice of laws provisions. This letter agreement and the Services Agreement, as amended, constitute the entire agreement between EDDI, MAP, and AstraZeneca AB with respect to the subject matter hereof and all prior agreements with respect thereto are superseded hereby. No amendment or modification hereto shall be binding unless in writing and duly executed by the authorized representatives of EDDI, MAP, and AstraZeneca AB. This letter agreement may be executed in one or more counterpart copies, each of which shall be deemed an original and all of which shall together be deemed to constitute one agreement.

[Signature page follows]

[*] = Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Please sign and date this letter agreement in the space provided below to confirm the mutual agreements set forth herein.

Very truly yours,

ASTRAZENECA AB (publ)

By:	[***]
Name:	[***]
Title:	Authorised Signatory

Date:	March 2, 2009

Accepted and agreed as of the date written below:

ELAN DRUG DELIVERY, INC.

By:	/s/ James L. Botkin
Name:	James L. Botkin
Title:	President & CEO

Date:	March 2, 2009

Accepted and agreed as of the date written below:

MAP PHARMACEUTICALS, INC.

By:	/s/ Timothy S. Nelson
Name:	Timothy S. Nelson
Title:	President & CEO

Date:	March 2, 2009

[*] = Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.